Exhibit 10.37

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

MedImmune Confidential

AMENDMENT 2 TO SUB-LICENCE AND COLLABORATION AGREEMENT

This Amendment (the “Amendment”) to the Sub-License and Collaboration Agreement dated March 20, 2012 (“Agreement”) is entered into effective as of the last date of signature (the “Amendment Effective Date”), by and between MedImmune, LLC, a Delaware limited liability company, with its principal executive offices located at One MedImmune Way, Gaithersburg, MD 20878 (“MedImmune”) and Humabs BioMed SA. a limited company organized under the laws of Switzerland having its head office at Via Mirasloe 1, bellinzona CH-6500 Switzerland (“Humabs”).

Background

WHEREAS, the parties desire extend the Research Term of the Agreement pursuant to the terms and conditions of the Agreement.

NOW, THEREFORE, for valuable consideration, the sufficiency of which is acknowledged, the parties agree as follows:

1.	Definitions. Unless otherwise defined in this Amendment, capitalized terms have the meanings set forth in the Agreement.

2.

Research Term. The Research Term of the Agreement is extended until [***] unless sooner terminated in accordance with the termination provisions of the Agreement or extended by mutual written agreement of the Parties.

3.	Full Force and Effect. Except as set forth in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

4.

Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original and all of which will together be deemed to constitute one agreement. The Parties agree that the execution of this Amendment by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Amendment, each Party hereby waives any right to raise any defense or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed agreement electronically.

The parties have executed this Amendment to be effective as of the Amendment Effective Date.

Agreement Number: CW451495	1

MEDIMMUNE, LLC		HUMABS BIOMED SA

By:	/s/ Ken Stover	By:	/s/ Alcide Barberis
Name:	Ken Stover	Name:	Alcide Barberis
Title:	Sr. Dir. Research	Title:	CEO
Date:	27 April 2015	Date:	April 27, 2015

HUMABS BIOMED SA

		By:	/s/ Davide Corti
		Name:	Davide Corti
		Title:	CSO
		Date:	April 27, 2015

2.